UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2020

Annual Report

to Shareholders

Investors Cash Trust

DWS Treasury Portfolio

Institutional Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Portfolio Management Review
7	Portfolio Summary
8	Investment Portfolio
11	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
28	Other Information
29	Advisory Agreement Board Considerations and Fee Evaluation
34	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit dws.com. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Treasury Portfolio — Institutional Shares

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective

The Fund seeks to provide maximum current income consistent with stability of capital.

Over the past 12 months ended March 31, 2020, yields across the money market yield curve fluctuated based on the status of the U.S. economy, evolving U.S. Federal Reserve (the Fed) statements and actions, investor sentiment regarding U.S./China trade tensions and eventually, government and central bank responses to the coronavirus pandemic. In June 2019, a breakdown in the trade negotiations between the United States and China and signs of a slight U.S. economic slowdown disrupted financial markets and sent interest rates significantly lower. Driven by economic uncertainty resulting from the ongoing trade war, the Federal Open Market Committee (FOMC) reduced short-term rates to 2.0%–2.25% at its July 2019 meeting. The FOMC subsequently reduced rates two more times last year. By the fourth quarter of 2019 through early this year, many nagging concerns for financial market participants such as U.S./China trade tensions, Britain’s plans to exit the European Union and global economic weakness had receded, and equity and fixed-income markets were robust.

In January, the first news of the coronavirus outbreak in China reached the rest of the world, and by February and March, the virus had already spread dramatically in some parts of Europe and the United States. As worries about the outbreak grew, the U.S. financial system endured severe shocks as state and local governments imposed ever-increasing restrictions on public gatherings and shutdowns of significant portions of the U.S. economy, and the country instantly saw massive job losses and a sharp reduction in economic activity. In response, equity markets were

DWS Treasury Portfolio — Institutional Shares	|	3

subject to severe volatility, with all financial asset classes significantly impacted by the sudden onset of the crisis. Money markets were not exempt from the volatility as typical transaction flows and liquidity were impaired.

In response, the Fed almost immediately enacted a series of measures to gradually restore liquidity to the money markets and boost confidence in financial markets overall. The Fed cut short-term rates by 1.5 percentage points, re-initiated quantitative easing through significant purchases of Treasury, agency, mortgage and high yield securities, restarted liquidity facilities that had been effective in boosting market liquidity during the 2008 financial crisis, and added new facilities. On the fiscal side, Congress and the administration enacted a $2.3 trillion aid package that included direct payments to individuals, enhanced unemployment benefits and loans to small businesses. These actions helped to stabilize equity markets to some degree, boosted investor confidence and gradually restored liquidity to money markets.

Positive Contributors to Fund Performance

We were able to maintain what we believe to be a competitive yield for the Fund during its annual period ended March 31, 2020. For much of the period, the Fund held a large percentage of portfolio assets in Treasury floating-rate securities to take advantage of any rises in LIBOR and Treasury bill rates. At the same time, the Fund invested in overnight Treasury repurchase agreements (repo) for liquidity, and looked for yield opportunities from three- to six-month Treasury securities. Following the onset of the COVID-19 crisis, the Fund took a more defensive posture, keeping most new assets in overnight repo and other short-term instruments. As liquidity within the money markets was gradually restored, and repo rates fell, we began to purchase Treasury securities with maturities out to six months for additional yield, while taking what we believe to be a cautious approach overall.

Negative Contributors to Fund Performance

The securities that the Fund invested in had shorter maturities with generally lower yields, rather than longer maturities with generally higher yields, which carry more interest rate risk. In the end, this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.

4	|	DWS Treasury Portfolio — Institutional Shares

Outlook and Positioning

At period end, in light of the dramatic injection of liquidity into the money markets by the Fed, as well as the likelihood of substantially increased Treasury supply in order to finance government indebtedness and a host of Fed initiatives, higher yields were available from short-term Treasury securities. In this environment, we will continue to look for opportunities to boost the Fund’s yield beyond what is available in the repo market. At the same, we understand that the situation for short-term money markets and financial markets overall is fluid, and will maintain a cautious approach.

We continue our insistence on what we believe to be the highest credit quality within the Fund. We also plan to maintain what we believe to be our conservative investment strategies and standards under the current market conditions. We continue to apply what we believe to be a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.

Portfolio Performance (as of March 31, 2020)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
DWS Treasury Portfolio — Institutional Shares	0.17%*

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding.

*	The 7-Day Current Yield would have been 0.03% had certain expenses not been reduced.

Please call your financial advisor for the most current yield information.

DWS Treasury Portfolio — Institutional Shares	|	5

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate issues often have less interest-rate risk than other fixed-income investments. Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

LIBOR, or the London Interbank Offered Rate, is a widely used benchmark for short- term taxable interest rates.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

6	|	DWS Treasury Portfolio — Institutional Shares

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	3/31/20	3/31/19
U.S. Treasury Obligations	61%	44%
Repurchase Agreements	39%	56%
	100%	100%

Weighted Average Maturity	3/31/20	3/31/19
Investors Cash Trust — DWS Treasury Portfolio	3 days	20 days
iMoneyNet Money Fund AverageTM — Treasury & Repo Institutional*	33 days	25 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: Treasury & Repo Institutional — Category includes institutional funds that may invest in U.S. Treasury securities and repurchase agreements backed by the U.S. Treasury.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s holdings, see page 8. A quarterly Fact Sheet is available on dws.com or upon request.

DWS Treasury Portfolio — Institutional Shares	|	7

Investment Portfolio	as of March 31, 2020

	Principal Amount ($)	Value ($)
Government & Agency Obligations 53.0%
U.S. Treasury Obligations

U.S. Treasury Bills:

1.555%*, 4/16/2020	12,610,000	12,601,961

1.556%*, 4/16/2020	24,145,000	24,129,608

1.654%*, 4/16/2020	12,000,000	11,991,865

1.672%*, 4/9/2020	50,000,000	49,981,722

1.7%*, 4/9/2020	37,000,000	36,986,252

1.718%*, 4/9/2020	6,250,000	6,247,653

1.815%*, 4/2/2020	25,000,000	24,998,759

1.816%*, 4/2/2020	25,000,000	24,998,760

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield plus 0.033%, 0.118% **, 4/30/2020	251,500,000	251,482,759

3-month U.S. Treasury Bill Money Market Yield plus 0.043%, 0.128% **, 7/31/2020	176,750,000	176,705,854

3-month U.S. Treasury Bill Money Market Yield plus 0.045%, 0.13% **, 10/31/2020	152,500,000	152,442,775

3-month U.S. Treasury Bill Money Market Yield plus 0.115%, 0.2% **, 1/31/2021	25,000,000	25,000,816

U.S. Treasury Notes:

1.125%*, 4/30/2020	15,000,000	14,994,265

1.375%*, 4/30/2020	25,000,000	24,995,398

Total Government & Agency Obligations (Cost $837,558,447)		837,558,447

Repurchase Agreements 33.7%

Barclays Capital, 0.01%, dated 03/31/2020, to be repurchased at $175,900,049 on 4/1/2020 (a)	175,900,000	175,900,000

Citigroup Global Markets, Inc., 0.01%, dated 03/31/2020, to be repurchased at $93,000,026 on 4/1/2020 (b)	93,000,000	93,000,000

HSBC Securities, Inc., 0.01%, dated 03/31/2020, to be repurchased at $175,000,049 on 4/1/2020 (c)	175,000,000	175,000,000

JPMorgan Securities, Inc., 0.01%, dated 03/31/2020, to be repurchased at $1,000,000 on 4/1/2020 (d)	1,000,000	1,000,000

Wells Fargo Bank, 0.01%, dated 03/31/2020, to be repurchased at $88,500,025 on 4/1/2020 (e)	88,500,000	88,500,000

Total Repurchase Agreements (Cost $533,400,000)		533,400,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,370,958,447)	86.7	1,370,958,447
Other Assets and Liabilities, Net	13.3	211,187,116

Net Assets	100.0	1,582,145,563

The accompanying notes are an integral part of the financial statements.

8	|	DWS Treasury Portfolio — Institutional Shares

*	Annualized yield at time of purchase; not a coupon rate.

**	Floating rate security. These securities are shown at their current rate as of March 31, 2020.

(a)	Collateralized by

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
73,408,200	U.S. Treasury Note	1.625	12/15/2022	76,436,338
72,080,100	U.S. Treasury Bond	3.125	5/15/2048	102,981,681
Total Collateral Value				179,418,019

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
5,600	U.S. Treasury Notes	0.375–1.875	02/28/2022–03/31/2022	5,625
87,489,800	U.S. Treasury Inflation-Indexed Bonds	0.125–0.75	04/15/2022–02/15/2042	96,714,445
Total Collateral Value				96,720,070

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
138,613,900	U.S. Treasury Notes	1.5–2.25	08/15/2026–08/15/2027	148,482,310
41,540,300	U.S. Treasury STRIPS	Zero Coupon	08/15/2024–02/15/2044	30,017,723
Total Collateral Value				178,500,033

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,900	U.S. Treasury Bills	Zero Coupon	04/07/2020–04/21/2020	1,900
400	U.S. Treasury Bonds	4.375	5/15/2040	643
937,700	U.S. Treasury Notes	1.125–2.75	04/30/2020–08/31/2023	1,017,457
Total Collateral Value				1,020,000

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
385,294	U.S. Treasury Inflation-Indexed Bond	0.25	7/15/2029	406,185
85,361,666	U.S. Treasury Notes	1.625–2.875	10/15/2021–10/31/2023	89,863,828
Total Collateral Value				90,270,013

STRIPS:	Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

DWS Treasury Portfolio — Institutional Shares	|	9

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Government & Agency Obligations (f)	$—	$837,558,447	$—	$837,558,447
Repurchase Agreements	—	533,400,000	—	533,400,000
Total	$—	$1,370,958,447	$—	$1,370,958,447

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

10	|	DWS Treasury Portfolio — Institutional Shares

Statement of Assets and Liabilities

as of March 31, 2020

Assets
Investment in securities, valued at amortized cost	$837,558,447
Repurchase agreements, valued at amortized cost	533,400,000
Cash	210,443,948
Receivable for Fund shares sold	575,239
Interest receivable	1,307,707
Other assets	46,256
Total assets	1,583,331,597

Liabilities
Payable for Fund shares redeemed	178,568
Distributions payable	614,930
Accrued Trustees’ fees	18,287
Other accrued expenses and payables	374,249
Total liabilities	1,186,034
Net assets, at value	$1,582,145,563

Net Assets Consist of
Distributable earnings (loss)	(13,968)
Paid-in capital	1,582,159,531
Net assets, at value	$1,582,145,563

The accompanying notes are an integral part of the financial statements.

DWS Treasury Portfolio — Institutional Shares	|	11

Statement of Assets and Liabilities as of March 31, 2020 (continued)

Net Asset Value

Capital Shares

Net Asset Value, offering and redemption price per share ($41,478÷ 41,477 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Institutional Shares

Net Asset Value, offering and redemption price per share ($1,384,475,766 ÷ 1,384,453,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Investment Class Shares

Net Asset Value, offering and redemption price per share ($80,538,316 ÷ 80,537,031 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS U.S. Treasury Money Fund Class S

Net Asset Value, offering and redemption price per share ($117,090,003 ÷ 117,088,136 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

12	|	DWS Treasury Portfolio — Institutional Shares

Statement of Operations

for the year ended March 31, 2020

Investment Income
Income:

Interest	$30,189,208
Other income	9,606
Total income	30,198,814
Expenses:

Management fee	774,028
Administration fee	1,544,377
Services to shareholders	755,512
Distribution and service fees	973,244
Custodian fee	19,195
Professional fees	73,438
Reports to shareholders	82,538
Registration fees	94,371
Trustees’ fees and expenses	64,158
Other	136,473
Total expenses before expense reductions	4,517,334
Expense reductions	(1,664,815)
Total expenses after expense reductions	2,852,519
Net investment income	27,346,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(4,908)
Net Increase (decrease) in net assets resulting from operations	27,341,387

The accompanying notes are an integral part of the financial statements.

DWS Treasury Portfolio — Institutional Shares	|	13

Statements of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income	$27,346,295	$32,889,926
Net realized gain (loss)	(4,908)	(49,924)
Net increase (decrease) in net assets resulting from operations	27,341,387	32,840,002
Distributions to shareholders:

Capital Shares	(740)	(789)
Institutional Shares	(24,229,345)	(28,928,752)
Investment Class Shares	(1,327,813)	(1,988,785)
DWS U.S. Treasury Money Fund Class S	(1,788,397)	(1,971,478)
Total distributions	(27,346,295)	(32,889,804)
Fund share transactions:

Proceeds from shares sold	8,954,626,139	8,858,672,392
Reinvestment of distributions	6,173,967	7,382,166
Payments for shares redeemed	(8,830,615,255)	(9,558,715,083)
Net increase (decrease) in net assets from Fund share transactions	130,184,851	(692,660,525)
Increase (decrease) in net assets	130,179,943	(692,710,327)
Net assets at beginning of period	1,451,965,620	2,144,675,947

Net assets at end of period	$1,582,145,563	$1,451,965,620

The accompanying notes are an integral part of the financial statements.

14	|	DWS Treasury Portfolio — Institutional Shares

Financial Highlights

Institutional Shares		Years Ended March 31,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations:

Net investment income	.018	.020	.010	.003		.001
Net realized and unrealized gain (loss)	(.000 )*	(.000 )*	(.000 )*	.000	*	.000	*
Total from investment operations	.018	.020	.010	.003		.001
Less distributions from:

Net investment income	(.018)	(.020)	(.010)	(.003)		(.001)
Net realized gains	—	—	—	(.000	)*	(.000	)*
Total distributions	(.018)	(.020)	(.010)	(.003)		(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return (%)[a]	1.84	1.98	.96	.32		.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,384	1,232	1,830	2,192		2,488
Ratio of expenses before expense reductions (%)	.27	.25	.24	.25		.24
Ratio of expenses after expense reductions (%)	.15	.15	.18	.10		.08
Ratio of net investment income (%)	1.80	1.89	.96	.30		.05

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

DWS Treasury Portfolio — Institutional Shares	|	15

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Investors Cash Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

DWS Treasury Portfolio (the “Fund”) is a diversified series of the Trust that offers multiple classes of shares that include Capital Shares, Institutional Shares, Investment Class Shares and DWS U.S. Treasury Money Fund Class S. Certain detailed financial information for Capital Shares, Investment Class Shares and DWS U.S. Treasury Money Fund Class S is provided separately and is available upon request.

Investment income, realized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to

16	|	DWS Treasury Portfolio — Institutional Shares

maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

As of March 31, 2020, the Fund held repurchase agreements with a gross value of $533,400,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $65,000 of short-term losses, which may be applied against any realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

DWS Treasury Portfolio — Institutional Shares	|	17

The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no book-to-tax differences for the Fund.

At March 31, 2020, the Portfolio’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$665,925
Capital loss carryforward	$(65,000)

At March 31, 2020, the aggregate cost of investments for federal income tax purposes was $1,370,958,447.

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended March 31,
	2020	2019
Distributions from ordinary income*	$27,346,295	$32,889,804

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

18	|	DWS Treasury Portfolio — Institutional Shares

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee (exclusive of any waivers/reimbursements) of 0.05% of the Fund’s average daily net assets.

For the period from April 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of the Institutional Shares at 0.25% and Capital Shares at 0.20%.

For the period from April 1, 2019 through March 31, 2020, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Capital Shares at 0.18% and Institutional Shares at 0.15% . This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses for Investment Class Shares and DWS U.S. Treasury Money Fund Class S shares.

For the year ended March 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Capital Shares	$45
Institutional Shares	1,570,401
Investment Class Shares	47,476
DWS U.S. Treasury Money Fund Class S	46,893
$1,664,815

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2020, the Administration Fee was $1,544,377, of which $118,920 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder

DWS Treasury Portfolio — Institutional Shares	|	19

service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2020
Capital Shares	$43	$7
Institutional Shares	466,562	89,707
Investment Class Shares	77,105	18,991
DWS U.S. Treasury Money Fund Class S	58,431	9,562
	$602,141	$118,267

In addition, for the year ended March 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Investment Class Shares	$32,904
DWS U.S. Treasury Money Fund Class S	91,296
$124,200

Distribution and Service Fees. Under the Fund’s Investment Class Shares 12b-1 Plan, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of Investment Class Shares. For the year ended March 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2020
Investment Class Shares	$233,282	$18,872

In addition, DDI provides information and administrative services for a fee (“Service Fee”) at an annual rate of 0.05% of average daily net assets for the Institutional Shares and 0.07% of average daily net assets for the Investment Class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based

20	|	DWS Treasury Portfolio — Institutional Shares

upon the assets of the shareholder accounts the firms service. For the year ended March 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2020	Annual Rate
Institutional Shares	$674,643	$52,884	.05%
Investment Class Shares	65,319	5,284	.07%
	$739,962	$58,168

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended March 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $34,499, of which $18,196 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2020, there was one shareholder account that held approximately 33% of the outstanding shares of the Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2020.

DWS Treasury Portfolio — Institutional Shares	|	21

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Institutional Shares	8,612,117,862	$8,612,117,862	8,550,309,740	$8,550,309,740
Investment Class Shares	269,235,309	269,235,309	236,286,694	236,286,694
DWS U.S. Treasury Money Fund Class S	73,262,396	73,262,396	72,075,958	72,075,958
Account Maintenance Fees		10,572		—
		$8,954,626,139		$8,858,672,392

Shares issued to shareholders in reinvestment of distributions
Capital Shares	740	$740	787	$787
Institutional Shares	3,615,484	3,615,484	4,486,597	4,486,597
Investment Class Shares	794,159	794,159	945,511	945,511
DWS U.S. Treasury Money Fund Class S	1,763,584	1,763,584	1,949,271	1,949,271
		$6,173,967		$7,382,166

Shares redeemed
Institutional Shares	(8,463,655,761)	$(8,463,655,761)	(9,152,226,607)	$(9,152,226,607)
Investment Class Shares	(298,671,111)	(298,671,111)	(342,919,391)	(342,919,391)
DWS U.S. Treasury Money Fund Class S	(68,288,383)	(68,288,383)	(63,569,085)	(63,569,085)
		$(8,830,615,255)		$(9,558,715,083)

Net increase (decrease)
Capital Shares	740	$740	787	$787
Institutional Shares	152,077,585	152,077,585	(597,430,270)	(597,430,270)
Investment Class Shares	(28,641,643)	(28,641,643)	(105,687,186)	(105,687,186)
DWS U.S. Treasury Money Fund Class S	6,737,597	6,737,597	10,456,144	10,456,144
Account Maintenance Fees		10,572		—
		$130,184,851		$(692,660,525)

22	|	DWS Treasury Portfolio — Institutional Shares

F. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.

If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

G. Other

A novel strain of coronavirus (COVID-19) was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS Treasury Portfolio — Institutional Shares	|	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Investors Cash Trust and Shareholders

of DWS Treasury Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Treasury Portfolio (the “Fund”) (one of the funds constituting Investors Cash Trust) (the “Trust”), including the investment portfolio, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Investors Cash Trust) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial

24	|	DWS Treasury Portfolio — Institutional Shares

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

May 21, 2020

DWS Treasury Portfolio — Institutional Shares	|	25

Information About Your Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund’s Institutional Shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2019 to March 31, 2020).

The tables illustrate the Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

26	|	DWS Treasury Portfolio — Institutional Shares

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2020 (Unaudited)

Actual Fund Return	Institutional Shares
Beginning Account Value 10/1/19	$1,000.00
Ending Account Value 3/31/20	$1,007.30
Expenses Paid per $1,000*	$.75

Hypothetical 5% Fund Return
Beginning Account Value 10/1/19	$1,000.00
Ending Account Value 3/31/20	$1,024.25
Expenses Paid per $1,000*	$.76

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio
Institutional Shares	.15%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 100% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

DWS Treasury Portfolio — Institutional Shares	|	27

Other Information

Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing was filed with the SEC on Form N-Q. Effective from and after the Fund’s third fiscal quarter-end of 2019, Form N-Q is rescinded and will not be filed with the SEC. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

28	|	DWS Treasury Portfolio — Institutional Shares

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Treasury Portfolio’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Treasury Portfolio — Institutional Shares	|	29

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2018, the Fund’s gross performance (Institutional Shares) was in the 3rd quartile and 4th quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions

30	|	DWS Treasury Portfolio — Institutional Shares

being taken to improve performance. The Board noted that, effective August 1, 2018, changes were made to the Fund’s investment strategy and policies. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). Based on Broadridge data provided as of December 31, 2018, the Board noted that the Fund’s total operating expenses (excluding 12b-1 fees and/or shareholder administration fees, if applicable) were higher than the median (4th quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees) for Capital Shares, Institutional Shares, Investment Class Shares and DWS U.S. Treasury Money Fund Class S shares. The Board noted the expense limitations agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received

DWS Treasury Portfolio — Institutional Shares	|	31

information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

32	|	DWS Treasury Portfolio — Institutional Shares

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Treasury Portfolio — Institutional Shares	|	33

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

34	|	DWS Treasury Portfolio — Institutional Shares

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

DWS Treasury Portfolio — Institutional Shares	|	35

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017) and Assistant Secretary, DBX ETF Trust (2019–2020)

36	|	DWS Treasury Portfolio — Institutional Shares

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] DWS; AML Officer, DWS Trust Company; and AML Officer, DBX ETF Trust (2014–present)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Treasury Portfolio — Institutional Shares	|	37

Notes

Notes

ICT-2

(R-027153-9 5/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Investors cash trust: DWS Treasury Portfolio

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$30,433	$0	$8,565	$0
2019	$65,483	$0	$7,911	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$1,135,818	$0
2019	$0	$441,956	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$1,135,818	$0	$1,144,383
2019	$7,911	$441,956	$513,130	$962,997

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Treasury Portfolio (Institutional Shares), a series of Investors Cash Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/29/2020